UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 8, 2017/May 3, 2017

(Date of Report/Date of earliest event reported)

DOMTAR CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-33164	20-5901152
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

234 Kingsley Park Drive

Fort Mill, South Carolina

29715

(Address and zip code of principal executive offices)

(803) 802-7500

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of Domtar Corporation (the “Corporation”) held on May 3, 2017, the following items were submitted to a vote of the stockholders of the Corporation:

1.	Election of nine Directors to serve for a term of one year that will expire at the Corporation’s 2018 annual meeting :

	For	Against	Abstain	Non Votes
GIANNELLA ALVAREZ	53,305,132	152,677	22,736	2,269,875
ROBERT E. APPLE	53,330,580	128,189	21,776	2,269,875
DAVID J. ILLINGWORTH	53,320,042	138,390	22,113	2,269,875
BRIAN M. LEVITT	53,311,045	148,196	21,304	2,269,875
DAVID G. MAFFUCCI	53,333,518	124,757	22,270	2,269,875
PAMELA B. STROBEL	52,342,371	1,117,228	20,946	2,269,875
DENIS TURCOTTE	52,167,816	1,290,976	21,753	2,269,875
JOHN D. WILLIAMS	53,321,620	138,041	20,884	2,269,875
MARY A. WINSTON	53,336,299	123,040	21,206	2,269,875

2.	The approval, by a non-binding advisory vote, of the compensation paid by the Corporation to its Named Executive Officers;

For	Against	Abstain
51,175,797	2,184,666	120,082

3.	The selection, by a non-binding advisory vote, of the frequency at which the stockholders of the Corporation will be asked to approve, by a non-binding advisory vote, the compensation paid by the Corporation to its Named Executive Officers;

1 YEAR	2 YEARS	3 YEARS	Abstain
38,170,755	47,475	15,156,895	105,420

As shown above, a majority of the votes cast by the stockholders voted, on a non-binding basis, to conduct future non-binding votes on named executive officer compensation every year, consistent with the previously approved recommendation of the Corporation’s Board of Directors to its stockholders. Accordingly, the Corporation’s policy will be to conduct a non-binding vote on named executive officer compensation every year. In the future, this policy could change based, among other things, on the outcome of the next non-binding vote on the frequency of future non-binding votes on named executive officer compensation, and such other factors as the Board considers appropriate.

4.	The approval of the material terms of the performance goals under the Domtar Corporation Annual Incentive Plan for Members of the Management Committee;

For	Against	Abstain
52,756,259	576,718	147,568

5.	The approval of the material terms of the performance goals under the Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan;

For	Against	Abstain
52,228,579	1,105,805	146,161

6.	The approval of equity compensation limit for directors under the Amended and Restated Domtar Corporation 2007 Omnibus Incentive Plan;

For	Against	Abstain
51,784,483	1,579,459	116,603

7.	The ratification of the appointment of PricewaterhouseCoopers LLP as the Corporation’s independent public accounting firm for the 2017 fiscal year.

For	Against	Abstain
55,417,338	315,485	17,597

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMTAR CORPORATION (Registrant)

By:	/s/ Razvan L. Theodoru
Name: Razvan L. Theodoru Title: Vice-President, Corporate Law and Secretary

Date: May 8, 2017

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